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                        COLUMBIA SMALL CAP GROWTH FUND I
                                  (THE "FUND")
           SUPPLEMENT TO THE FUND'S PROSPECTUSES DATED JANUARY 1, 2006

     The second paragraph under the heading "THE FUND; PRINCIPAL INVESTMENT STRATEGIES" is revised in its entirety as follows:

The Fund may invest in securities convertible into or exercisable for stock (including preferred stock, warrants and debentures), certain options and financial futures contracts (derivatives). The Fund may also invest up to 20% of its total assets in foreign securities, including American Depositary Receipts.

INT-47/106640-0206                                             February 17, 2006